MAPA DEL PETITORIO MINERO "~~VICTORIA~~" Graystone II


MAPA DE UBICACIÓN
PETITORIO MINERO
N
Elvis
NUEVA ALEGRIA
CAPERNAUN
BORJA
Río Marañon
Río Marañon
Río Marañon
Río Marañon
← Graystone
LEYENDA
SIB.
DESCRIPIÓN
Petitorio Minero
Areas Intervenidas - Deforestación
Islas
Cuerpos de agua
Datum Horizontal - PSAD56
Datum Vertical - Nivel Medio del Mar
Impreso - IIAP - UIGT
212400
213300
214200
215100
216000
216900
217800
218700
219600
220500
221400
222300
223200
224100
225000
225900
226800
227700
9504000
9504900
9505800
9506700
9507600
9508500
9509400
9510300
9511200

Graystone II 8-100 Ha right Behind "Gorilla"